PARK NATIONAL CORPORATION: Where you mean more Annual Meeting of Shareholders April 26, 2021

Safe Harbor Statement This presentation contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: the ever-changing effects of the novel coronavirus (COVID-19) pandemic - - the duration, extent and severity of which are impossible to predict, including the possibility of further resurgence in the spread of COVID-19 - - on economies (local, national and international) and markets, and on our customers, counterparties, employees and third-party service providers, as well as the effects of various responses of governmental and nongovernmental authorities to the COVID-19 pandemic, including public health actions directed toward the containment of the COVID-19 pandemic (such as quarantines, shut downs and other restrictions on travel and commercial, social or other activities), the development, availability and effectiveness of vaccines, and the implementation of fiscal stimulus packages; the impact of future governmental and regulatory actions upon our participation in and execution of government programs related to the COVID-19 pandemic; Park's ability to execute our business plan successfully and within the expected timeframe as well as our ability to manage strategic initiatives in light of the impact of the COVID-19 pandemic and the various responses to the COVID-19 pandemic; general economic and financial market conditions, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may experience a weaker recovery than anticipated, in addition to the continuing impact of the COVID-19 pandemic on our customers’ operations and financial condition, either of which may result in adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' inability to meet credit and other obligations and the possible impairment of collectability of loans; factors that can impact the performance of our loan portfolio, including real estate values and liquidity in our primary market areas, the financial health of our commercial borrowers and the success of construction projects that we finance, including any loans acquired in acquisition transactions; the effect of monetary and other fiscal policies (including the impact of money supply and interest rate policies of the Federal Reserve Board) as well as disruption in the liquidity and functioning of U.S. financial markets, as a result of the COVID-19 pandemic and government policies implemented in response thereto, may adversely impact prepayment penalty income, mortgage banking income, income from fiduciary activities, the value of securities, deposits and other financial instruments, in addition to the loan demand and the performance of our loan portfolio, and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins; changes in consumer spending, borrowing and saving habits, whether due to changes in retail distribution strategies, consumer preferences and behavior, changes in business and economic conditions (including as a result of the COVID-19 pandemic and reactions thereto), legislative and regulatory initiatives (including those undertaken in response to the COVID-19 pandemic), or other factors may be different than anticipated; changes in unemployment levels in the states in which Park and our subsidiaries do business may be different than anticipated due to the continuing impact of the COVID-19 pandemic; changes in customers', suppliers', and other counterparties' performance and creditworthiness may be different than anticipated due to the continuing impact of the COVID-19 pandemic; Park may have more credit risk and higher credit losses to the extent there are loan concentrations by location or industry of borrowers or collateral; the volatility from quarter to quarter of mortgage banking income, whether due to interest rates, demand, the fair value of mortgage loans, or other factors; the adequacy of our internal controls and risk management program in the event of changes in the market, economic, operational (including those which may result from more of our associates working remotely), asset/liability repricing, legal, compliance, strategic, cybersecurity, liquidity, credit and interest rate risks associated with Park's business; competitive pressures among financial services organizations could increase significantly, including product and pricing pressures (which could in turn impact our credit spreads), changes to third-party relationships and revenues, changes in the manner of providing services, customer acquisition and retention pressures, and our ability to attract, develop and retain qualified banking professionals; uncertainty regarding the nature, timing, cost and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, FDIC insurance premium levels, pensions, bankruptcy, consumer protection, rent regulation and housing, financial accounting and reporting, environmental protection, insurance, bank products and services, bank and bank holding company capital and liquidity standards, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Coronavirus Aid, Relief and Economic Security (CARES) Act and the follow-up legislation in the Consolidated Appropriations Act, 2021, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, and the Federal Reserve Board, to implement the provisions of the CARES Act and the follow-up legislation in the Consolidated Appropriations Act, 2021, the provisions of the Dodd-Frank Act, and the Basel III regulatory capital reforms; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board (the "FASB"), the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, may adversely affect Park's reported financial condition or results of operations; Park's assumptions and estimates used in applying critical accounting policies and modeling, including under the CECL model, which may prove unreliable, inaccurate or not predictive of actual results; significant changes in the tax laws, which may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio; the impact of Park's ability to anticipate and respond to technological changes on Park's ability to respond to customer needs and meet competitive demands; operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems on which Park and our subsidiaries are highly dependent; the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks, including those of Park's third-party vendors and other service providers, which may prove inadequate, and could adversely affect customer confidence in Park and/or result in Park incurring a financial loss; a failure in or breach of Park's operational or security systems or infrastructure, or those of our third-party vendors and other service providers, resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems, including as a result of cyber attacks; the existence or exacerbation of general geopolitical instability and uncertainty as well as the effect of trade policies (including the impact of potential or imposed tariffs, a U.S. withdrawal from or significant renegotiation of trade agreements, trade wars and other changes in trade regulations and changes in the relationship of the U.S. and its global trading partners); uncertainty regarding the impact of changes to the U.S. presidential administration and Congress on the regulatory landscape, capital markets, elevated U.S. government debt, potential changes in tax legislation that may increase tax rates and the response to and management of the COVID-19 pandemic; the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the growth rates and financial stability of certain sovereign governments, supranationals and financial institutions in Europe and Asia and the risk they may face difficulties servicing their sovereign debt; our litigation and regulatory compliance exposure, including the costs and effects of any adverse developments in legal proceedings or other claims and the costs and effects of unfavorable resolution of regulatory and other governmental examinations or other inquiries; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; the impact on Park's business, personnel, facilities or systems of losses related to acts of fraud, scams and schemes of third parties; the impact of widespread natural and other disasters, pandemics (including the COVID-19 pandemic), dislocations, regional or national protests and civil unrest (including any resulting branch closures or damages), military or terrorist activities or international hostilities on the economy and financial markets generally and on us or our counterparties specifically; any of the foregoing factors, or other cascading effects of the COVID-19 pandemic that are not currently foreseeable, could materially affect our business, including our customers' willingness to conduct banking transactions and their ability to pay on existing obligations; the effect of healthcare laws in the U.S. and potential changes for such laws, especially in light of the COVID-19 pandemic, which may increase our healthcare and other costs and negatively impact our operations and financial results; risk and uncertainties associated with Park's entry into new geographic markets with our recent acquisitions, including expected revenue synergies and cost savings from recent acquisitions not being fully realized or realized within the expected time frame; the discontinuation of the London Inter-Bank Offered Rate (LIBOR) and other reference rates which may result in increased expenses and litigation, and adversely impact the effectiveness of hedging strategies; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2020. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law. P A R K N A T I O N A L C O R P O R A T I O N 2

Overview of Park National Corporation

Company Overview

- Park's bank subsidiary, The Park National Bank, is headquartered in Newark, Ohio and was **founded over 110 years ago in 1908.**
- **$9.9 billion of total assets and $7.2 billion of assets under management**[1] as of March 31, 2021.
- Park common shares are publicly traded under the symbol "**PRK**".

	Year Ended		YTD
$ in millions	12/31/2019	12/31/2020	3/31/2021
Total Assets	$ 8,558	$ 9,279	$ 9,914
Total Loans	6,501	7,178	7,169
Total Deposits	7,053	7,572	8,236
Shareholders' Equity	969	1,040	1,041
TCE / TA	9.51%	9.57%	8.96%
ACL / Loans (2)	0.87%	1.19%	1.21% / 1.28%
NPAs / Assets (3)	1.14%	1.31%	1.20%
Net Interest Margin (4)	3.89%	3.93%	3.76%
ROAA	1.21%	1.38%	1.81%
ROATCE	13.4%	15.3%	19.8%



(1) Market value of assets under management
(2) 1.28% refers to the total allowance for credit losses as a % of total loans, excluding $386.9 million of PPP loans.
(3) NPAs exclude accruing troubled debt restructuring loans and loans 90+ days past due
(4) Net interest margin shown on a taxable equivalent basis assuming a 21% corporate federal income tax rate
For ratios above, reference non-GAAP measures on page 12
Note: Financial data as of March 31, 2021 unless otherwise noted; Source: S&P Global Market Intelligence

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PARK NATIONAL CORPORATION

Park National Bank Footprint P A R K N A T I O N A L C O R P O R A T I O N 4 Ohio North Carolina South Carolina Kentucky Region Deposits Trust AUM(1) Full-Time(2) Employees Counties Serv ed Offices Western Ohio $1.68B $1.09B 181 6 24 Northern Ohio $1.95B $1.08B 240 8 24 Metro $805M $1.01B 173 5 9 Central Ohio $2.45B $3.66B 213 5 17 Eastern Ohio $980M $398M 114 5 15 Carolina $617M < $1M 90 6 7 (1) Market value of assets under management (2) Full-time employees does not include 714 full-time employees at Park’s operational support centers Note: Financial data as of March 31, 2021 unless otherwise noted

Pandemic Response

- Launched a digital app called **ParkDirect**, a new virtual relationship banking experience.
- Suspended **share repurchases** and slightly increased cash **dividends** from the 2019 rate.
- PPP Round 1: Originated **4,439** loans with a total loan amount of $**543.1** million, predominantly to Park customers. The average loan amount was $**122,000**.
- PPP Round 2: Originated **2,773** loans totaling $**206.8** million, predominately to Park customers. The average loan amount was $**75,000**.
- $**396.9** million of PPP loans remain outstanding.

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PARK NATIONAL CORPORATION

Financial Highlights P A R K N A T I O N A L C O R P O R A T I O N 6 Q1 2021 Q1 2020 Year Ended 2020 Year Ended 2019 (in thousands) INCOME STATEMENT: Net interest income $80,734 $76,283 $327,630 $297,737 (Recovery of) provision for credit losses (4,855) 5,153 12,054 6,171 Other income 34,089 22,486 125,664 97,193 Other expense 67,865 66,276 286,595 263,988 Income before taxes 51,813 27,340 154,645 124,771 Income taxes 8,982 4,968 26,722 22,071 Net income $42,831 $22,372 $127,923 $102,700

PRK Favorite Numbers P A R K N A T I O N A L C O R P O R A T I O N 7 Q1 2021 2020 2019 2018 2017 Return on average assets 1.81% 1.38% 1.21% 1.45% 1.09% Return on average equity 16.63% 12.68% 11.14% 14.08% 11.15% Net interest margin 3.76% 3.93% 3.89% 3.84% 3.48% Earnings per share - diluted $10.59 (1) $7.80 $6.29 $7.07 $5.47 Efficiency ratio 58.74% 62.83% 66.35% 61.68% 60.62% (1) Q1 2021 EPS - diluted is annualized.

Steady Balance Sheet Growth

Total Assets


(Dollars in millions)
$7,538
$7,804
$8,558
$9,279
$9,914
2017Y
2018Y
2019Y
2020Y
2021Q1

Total Loans


(Dollars in millions)
$5,372
$5,692
$6,501
$7,178
$7,169
2017Y
2018Y
2019Y
2020Y
2021Q1

Total Deposits


(Dollars in millions)
$5,817
$6,261
$7,053
$7,572
$8,236
2017Y
2018Y
2019Y
2020Y
2021Q1

Total Shareholders' Equity


(Dollars in millions)
$756
$833
$969
$1,040
$1,041
2017Y
2018Y
2019Y
2020Y
2021Q1

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PARK NATIONAL CORPORATION

High-Quality and Diversified Loan Portfolio as of Q1 2021 P A R K N A T I O N A L C O R P O R A T I O N 9 Total Loan Portfolio: $7.2B Includes $396.9 million in PPP loans (in C,F&A) Commercial, Financial, and Agricultural 22% Commercial Real Estate 25% Construction Real Estate 5% Residential Real Estate 25% Consumer 23% Leases 0%

Stable Asset Quality

Overview

- **Conservative underwriting and strong asset quality** allowed Park to enter the economic downturn well-prepared.
- Of the $114.7 million in nonaccrual loans, **$94.9 million, or about 82.8%, were current** with regard to payments as of March 31, 2021.
- ACL / Loans grew to 1.28% as of the end of 2021 Q1, compared to 1.25% as of the end of 2020 Q4 (excluding PPP loans).

NPAs / Total Assets (1)



1.21%
0.97%
1.14%
1.31%
1.20%
2017Q4
2018Q4
2019Q4
2020Q4
2021Q1

Classified Loans(2) / Tier 1 Capital + ACL



7.38%
5.89%
8.94%
11.25%
10.28%
2017Q4
2018Q4
2019Q4
2020Q4
2021Q1

Net Charge-Offs / Average Loans



0.17%
0.12%
0.02%
(0.24%)
0.00%
2017Y
2018Y
2019Y
2020Y
2021Q1

(1) NPAs exclude accruing troubled debt restructuring loans and loans 90+ days past due
(2) Classified loans defined as those rated substandard or impaired, excluding accruing purchase credit deteriorated (PCD) loans associated with the acquisitions of NewDominion Bank and CAB Financial Corporation

CECL was adopted January 1, 2021, which resulted in a reduction to retained earnings of $8.0 million, an increase to the allowance for credit losses of $6.1 million, and an increase to the allowance for unfunded credit losses of $3.9 million.

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PARK NATIONAL CORPORATION

Stable Core Deposits P A R K N A T I O N A L C O R P O R A T I O N 11 • Non-interest bearing deposits represented 35% of total deposits. Total Deposits: $8.2 billion Non-CD Deposits / Total Deposits: 90% Note: Financial data as of March 31, 2021 unless otherwise noted Non-interest Bearing 35% Transaction 20% Savings 35% CDs 10%

Non-GAAP Measures

Reconciliation of Average Shareholders' Equity to Average Tangible Common Equity						
			Three Months Ended			
		March 31, 2021		December 31, 2020		March 31, 2020
Average Shareholders' Equity	$	1,044,412	$	1,035,493	$	981,976
Less: Average Goodwill and Other Intangible Assets		168,690		169,199		170,909
Average Tangible Common Equity	**$**	**875,722**	**$**	**866,294**	**$**	**811,067**

Reconciliation of Total Shareholders' Equity to Tangible Equity						
		March 31, 2021		December 31, 2020		March 31, 2020
Total Shareholders' Equity	$	1,041,271	$	1,040,256	$	981,877
Less: Goodwill and Other Intangible Assets		168,376		168,855		170,512
Tangible Equity	**$**	**872,895**	**$**	**871,401**	**$**	**811,365**

Reconciliation of Average Assets to Average Tangible Assets						
		March 31, 2021		December 31, 2020		March 31, 2020
Average Assets	$	9,612,542	$	9,316,499	$	8,679,789
Less: Goodwill and Other Intangible Assets		168,690		169,199		170,909
Average Tangible Assets	**$**	**9,443,852**	**$**	**9,147,300**	**$**	**8,508,880**

Reconciliation of Total Assets to Tangible Assets						
		March 31, 2021		December 31, 2020		March 31, 2020
Total Assets	$	9,914,069	$	9,279,021	$	8,719,291
Less: Goodwill and Other Intangible Assets		168,376		168,855		170,512
Tangible Assets	**$**	**9,745,693**	**$**	**9,110,166**	**$**	**8,548,779**

Reconciliation of Fully Taxable Equivalent Net Interest Income to Net Interest Income						
			Three Months Ended			
		March 31, 2021		December 31, 2020		March 31, 2020
Interest Income	$	85,173	$	91,800	$	88,909
Fully Taxable Equivalent Adjustment		714		712		725
Fully Taxable Equivalent Interest Income	$	85,887	$	92,512	$	89,634
Less: Interest Expense		4,439		5,479		12,626
Fully Taxable Equivalent Net Interest Income	**$**	**81,448**	**$**	**87,033**	**$**	**77,008**

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PARK NATIONAL CORPORATION

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